                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-82124, 333-41366, 333-41360 and 333-68306.




                                                         /s/ ARTHUR ANDERSEN LLP




Stamford, Connecticut
March 26, 2002